UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-145140-01	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01 Other Events.

On June 16, 2009, FirstEnergy Nuclear Generation Corp. (NGC), a subsidiary of FirstEnergy Solutions Corp. (FES), issued first mortgage bonds in connection with: (a) one new series of $107.5 million aggregate principal amount of pollution control revenue refunding bonds (PCRBs); (b) amendments to existing letter of credit and reimbursement agreements supporting seven other series of PCRBs (the NGC Amendments); and (c) NGC’s guaranty of FES’ obligations to post and maintain collateral under certain power supply agreements entered into by FES with its Ohio utility affiliates as a result of the May 13 and 14, 2009 competitive bid process, as previously disclosed in FES’ Form 8-K dated May 21, 2009.  The first mortgage bonds were issued under the First Supplemental Indenture, dated as of June 15, 2009 (First Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between NGC and The Bank of New York Mellon Trust Company, N.A., as trustee (NGC Mortgage).  All first mortgage bonds of NGC are secured primarily by a valid first lien on substantially all of NGC’s property used or to be used in or in connection with the generation and production of electric energy, subject to certain exceptions.

On June 16, 2009, FirstEnergy Generation Corp. (FGCO), a subsidiary of FES, issued first mortgage bonds in connection with: (a) three new series of PCRBs aggregating approximately $248 million; and (b) amendments to existing letter of credit and reimbursement agreements supporting two other series of PCRBs (the FGCO Amendments and, together with the NGC Amendments, the Amendments).  The first mortgage bonds were issued under the Fourth Supplemental Indenture, dated as of June 15, 2009 (Fourth Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FGCO and The Bank of New York Mellon Trust Company, N.A., as trustee.  All first mortgage bonds of FGCO are secured primarily by a valid first lien on substantially all of FGCO’s property used or to be used in or in connection with the generation and production of electric energy, subject to certain exceptions.

In connection with the bonds described in (c) of the first paragraph above, NGC has entered into a Surplus Margin Guaranty (Guaranty) in the amount of approximately $500 million, dated as of June 16, 2009, in favor of its Ohio utility affiliates, The Cleveland Electric Illuminating Company, The Toledo Edison Company and Ohio Edison Company.

The foregoing descriptions of the various agreements referenced above do not purport to be complete and are qualified in their entirety by reference to the agreements themselves which are filed as exhibits hereto.  The NGC Mortgage, the First Supplemental Indenture and applicable forms of NGC first mortgage bonds, the Fourth Supplemental Indenture and applicable forms of FGCO first mortgage bonds, the forms of Amendments and the Guaranty are filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1
Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between FirstEnergy Nuclear Generation Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2
First Supplemental Indenture, dated as of June 15, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between FirstEnergy Nuclear Generation Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2 (a)	Form of First Mortgage Bonds, Guarantee Series A of 2009 due 2033 (included in Exhibit 4.2)
4.2 (b)	Form of First Mortgage Bonds, Guarantee Series B of 2009 due 2011 (included in Exhibit 4.2)
4.2 (c)	Form of First Mortgage Bonds, Collateral Series A of 2009 due 2010 (included in Exhibit 4.2)
4.2 (d)	Form of First Mortgage Bonds, Collateral Series B of 2009 due 2010 (included in Exhibit 4.2)
4.2 (e)	Form of First Mortgage Bonds, Collateral Series C of 2009 due 2010 (included in Exhibit 4.2)

4.2 (f)	Form of First Mortgage Bonds, Collateral Series D of 2009 due 2010 (included in Exhibit 4.2)
4.2 (g)	Form of First Mortgage Bonds, Collateral Series E of 2009 due 2010 (included in Exhibit 4.2)
4.2 (h)	Form of First Mortgage Bonds, Collateral Series F of 2009 due 2011 (included in Exhibit 4.2)
4.2 (i)	Form of First Mortgage Bonds, Collateral Series G of 2009 due 2011 (included in Exhibit 4.2)
4.3
Fourth Supplemental Indenture, dated as of June 1, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FirstEnergy Generation Corp. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee

4.3 (a)	Form of First Mortgage Bonds, Guarantee Series C of 2009 due 2018 (included in Exhibit 4.3)
4.3 (b)	Form of First Mortgage Bonds, Guarantee Series D of 2009 due 2029 (included in Exhibit 4.3)
4.3 (c)	Form of First Mortgage Bonds, Guarantee Series E of 2009 due 2029 (included in Exhibit 4.3)
4.3 (d)	Form of First Mortgage Bonds, Collateral Series B of 2009 due 2011 (included in Exhibit 4.3)
4.3 (e)	Form of First Mortgage Bonds, Collateral Series C of 2009 due 2011 (included in Exhibit 4.3)
(A) 10.1
Form of Amendment No. 2 to Letter of Credit and Reimbursement Agreement, dated as of June 12, 2009, by and among FirstEnergy Nuclear Generation Corp., FirstEnergy Corp. and FirstEnergy Solutions Corp., as guarantors, the banks party thereto, and Barclays Bank PLC, as fronting Bank and administrative agent, to Letter of Credit and Reimbursement Agreement dated as of December 16, 2005

(B) 10.2
Form of Amendment No. 2 to Letter of Credit and Reimbursement Agreement, dated as of June 12, 2009, by and among FirstEnergy Generation Corp., FirstEnergy Corp. and FirstEnergy Solutions Corp., as guarantors, the banks party thereto, Barclays Bank PLC, as fronting Bank and administrative agent and KeyBank National Association, as syndication agent, to Letter of Credit and Reimbursement Agreement dated as of April 3, 2006

10.3
Surplus Margin Guaranty, dated as of June 16, 2009, made by FirstEnergy Nuclear Generation Corp. in favor of The Cleveland Electric Illuminating Company, The Toledo Edison Company and Ohio Edison Company

(A)
Four substantially similar agreements, each dated as of the same date, were executed and delivered by the registrant and its affiliates with respect to four other series of pollution control revenue refunding bonds issued by the Ohio Water Development Authority, the Ohio Air Quality Authority and Beaver County Industrial Development Authority, Pennsylvania, relating to pollution control notes of FirstEnergy Nuclear Generation Corp.

(B)
Three substantially similar agreements, each dated as of the same date, were executed and delivered by the registrant and its affiliates with respect to three other series of pollution control revenue refunding bonds issued by the Ohio Water Development Authority and the Beaver County Industrial Development Authority relating to pollution control notes of FirstEnergy Generation Corp. and FirstEnergy Nuclear Generation Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

June 19, 2009

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President and Controller